SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN EQUITY INDEX FUNDS

I.              Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Evergreen Market Index Value Fund (the “Funds”)

The section entitled “Advisory Fees” under “Expenses” in the Funds’ Statement of Additional Information relating to the Funds is revised as follows:

                EIMC is entitled to receive from each Fund an annual fee based on each Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $1 billion	0.32%
Over $1 billion	0.25%

September 22, 2006	577676 (9/06)